SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549


                                   FORM 8-K/A
                        AMENDMENT NO. 1 TO CURRENT REPORT


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of report  (Date of earliest event reported):  March 31, 1998


                            DAIN RAUSCHER CORPORATION
             (Exact name of registrant as specified in its charter)


                 Delaware                 1-8186           41-1228350
      (State of other jurisdiction of   (Commission      (IRS Employer
      incorporation or organization)    File Number)  Identification No.)


        Dain Rauscher Plaza, 60 South Sixth Street
                  Minneapolis, Minnesota                     55402-4422
         (Address of principal executive offices)            (Zip Code)


       Registrant's telephone number, including area code:  (612) 371-2711


                                 Not Applicable
         (Former name or former address, if changed since last report.)


The undersigned registrant, Dain Rauscher Corporation (the "Company"), hereby amends Item 7 of its Current Report on Form 8-K, dated March 31, 1998 (initially filed with the Commission on April 15, 1998), to include the financial statement information indicated in Item 7 below. The April 15, 1998 original filing of the Form 8-K described the Company's March 31, 1998 acquisition of Wessels, Arnold & Henderson, LLC ("WAH") pursuant to a merger agreement dated as of February 8, 1998.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)  Financial Statements of Business Acquired

The following financial statements of WAH are incorporated by reference to
Exhibit 99.1 filed herewith:

Independent Auditors' Report

Combined Balance Sheet as of December 31, 1997

Combined Statement of Income for the Year Ended December 31, 1997

Combined Statement of Changes in Members' Equity for the Year Ended December 31, 1997

Combined Statement of Cash Flows for the Year Ended December 31, 1997

Notes to Combined Financial Statements

(b)  Pro Forma Financial Information

The following pro forma financial information is incorporated by reference to
Exhibit 99.2 filed herewith:

Pro Forma Combined Balance Sheet as of December 31, 1997 (unaudited)

Pro Forma Combined Statement of Operations for the Year Ended December 31, 1997 (unaudited)

Notes to Pro Forma Combined Balance Sheet and Statement of Operations


Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date:  May 14, 1998                DAIN RAUSCHER CORPORATION





                              By:  David J. Parrin
                                   ------------------------------------
                                   David J. Parrin

                                   Senior Vice President and Controller